UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report

(Date of earliest event reported):April 24, 2020

              Badger Meter, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-6706	39-0143280
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

  4545 W. Brown Deer Rd., Milwaukee, Wisconsin 53223

(Address of principal executive offices, including zip code)

           (414) 355-0400

(Registrant’s telephone number, including area code)

           Not Applicable

(Former name or former address, if changed since last report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BMI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s 2020 Annual Meeting of Shareholders was held on April 24, 2020.  Matters submitted to shareholders at the meeting and the voting results thereof were as follows:

Election of Directors.  The shareholders of the Company elected each of the director nominees proposed by the Company’s Board of Directors to serve until the 2021 Annual Meeting of Shareholders or until such nominee’s successor is duly elected and qualified.  The following is a breakdown of the voting results:

DIRECTOR	VOTES FOR	WITHHELD	NON-VOTES
Todd A. Adams	23,967,224	489,608	1,970,055
Kenneth C. Bockhorst	22,398,796	2,058,036	1,970,055
Gale E. Klappa	22,230,567	2,226,265	1,970,055
Gail A. Lione	23,783,715	673,117	1,970,055
James W. McGill	24,333,030	123,802	1,970,055
Tessa M. Myers	23,865,516	591,316	1,970,055
James F. Stern	23,886,857	569,975	1,970,055
Glen E. Tellock	23,829,971	626,861	1,970,055

Advisory Vote on Executive Compensation.  The shareholders of the Company approved, by advisory vote, the compensation of the Company’s named executive officers.  The following is a breakdown of the voting results:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	NON-VOTES
22,937,552	1,287,851	231,429	1,970,055

Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm.  The shareholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm.  The following is a breakdown of the voting results:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	NON-VOTES
25,262,511	1,121,943	42,433	N/A

Shareholder Proposal Regarding Employee Representation on the Board of Directors.  The shareholders of the Company voted against the proposal.  The following is a breakdown of the voting results:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	NON-VOTES
856,671	21,762,088	1,838,073	1,970,055

Item 8.01.	Other Events

Subsequent to the Company’s 2020 Annual Meeting of Shareholders and resultant election of directors, the Board appointed Gale E. Klappa to be Lead Independent Director and also approved the following committee assignments, effective April 24, 2020:

BOARD COMMITTEES
INDEPENDENT DIRECTOR	AUDIT & COMPLIANCE	COMPENSATION	CORPORATE GOVERNANCE
Todd A. Adams	X	X*
Gale E. Klappa		X	X*
Gail A. Lione		X	X
James W. McGill		X
Tessa M. Myers	X		X
James F. Stern	X		X
Glen E. Tellock	X*

* Denotes committee chair

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BADGER METER, INC.

Date:  April 28, 2020   By:   /s/ William R.A. Bergum

  William R. A. Bergum

Vice President – General Counsel and Secretary